                              --------------------
                                      T H E
                              --------------------
                                     R.O.C.
                              --------------------
                                  TAIWAN FUND
                              --------------------


                                QUATERLY REPORT

                                  June 30,2000

--------------------------------------------------------------------------------
DEAR STOCKHOLDERS
--------------------------------------------------------------------------------

The net asset value per share (NAV) of The R.O.C. Taiwan Fund declined 13.4% in the second quarter, less than the 16.1% fall in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar depreciated 1.3% against the U.S. dollar.

Like other major exchanges, the Taiwan market succumbed to the steep Nasdaq decline that extended through most of the second quarter. With stock prices falling worldwide, Taiwan investors--especially foreign institutions--turned cautious and trading levels shrank. As a result, there were few winners as all market sectors except one declined during the period.

Other factors contributed to this weakness. Problem loans at a couple of Taiwan's smaller banks raised investor concern. Relations with China also remained tense despite a series of conciliatory gestures by President Chen Shui-bian, whose inauguration on May 20 marked the end of more than 50 years of continuous rule in Taiwan by the Nationalist (Kuomintang) Party.

Teething problems of the new government kept investor confidence low in June even as the Nasdaq started to recover. After first voicing support for the market, the government sewed confusion and uncertainty with proposals to end many incentives for Taiwan's semiconductor industry and other technology companies. It also announced that some taxes would be increased to pay for social welfare programs promised during the election campaign earlier this year.

The economy, however, seemed relatively unfazed by the stock market's weakness. Exports, equivalent to roughly 40% of gross national product, continued to fuel growth. After increasing 18% in the first quarter, export growth accelerated to 28% in the second quarter, primarily due to a 55% increase in electronics shipments. Private investment also remained strong, as indicated by a 47% rise in imports of capital equipment.

Economic growth of 7.9% in the first three months of this year was the highest quarterly rate in almost eight years. Given the high base of comparison in the second quarter of 1999, we are projecting growth in the most recent period at 5.4% and have raised our forecast for the whole year from 6.2% to 6.6%.

The economy was not the only solid performer. In spite of the widespread drop in share prices, fundamentals remained sound for a broad range of listed companies. This was especially the case for technology stocks--whose total value makes up more than half of market capitalization. Prices of most memory chips and other semiconductors firmed in the second quarter. Manufacturers of major computer components and whole systems enjoyed robust business in the period that is usually their slow season. As a result, revenue and earnings growth for such companies advanced at a strong pace.

Given the weakening market sentiment, however, we reduced our overall equity exposure just as domestic political uncertainties mounted. This was a temporary move adopted out of caution until the direction of the new government's policy becomes clear. Once this happens, the market's strong fundamentals should start to predominate in determining share prices. Our strategy remains focused on the most competitive companies with a concentrated portfolio of large-cap issues and a select number of smaller stocks.

We are grateful for your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                Respectfully submitted,



                                Michael Ding
                                President
                                July 26, 2000

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Three Months Ended June 30, 2000
--------------------------------------------------------------------------------

-----------------------------------------------------
   KEY STATISTICS
-----------------------------------------------------

Change in N.A.V. ($12.22 to $10.58)           -$1.64
-----------------------------------------------------
Total Net Assets                      $345.9 Million
=====================================================





-----------------------------------------------------
   Ten Largest Holdings
-----------------------------------------------------

                                           Percent of
Company                                    Net Assets
----------------------------------         ----------

 United Microelectronics Corp.                6.50%

 Taiwan Semiconductor Manufacturing Co.       6.39

 Powerchip Semiconductor Corp.                4.86

 Macronix International Co., Ltd.             4.82

 Winbond Electronics Corp.                    4.27

 Nan Ya Plastics Corp.                        4.00

 Delta Electronics Inc.                       3.69

 Taipei Bank                                  3.59

 United World Chinese Commercial Bank         3.43

 Compal Electronics Inc.                      3.23
=====================================================


-----------------------------------------------------
   SECURITY CLASSIFICATION
-----------------------------------------------------

                                             Value
Percent of Net Assets                        (000)
----------------------------------------   ----------
 Common Stocks                    81.53%    $282,021

 Short-term Investments           18.19       62,923
                                --------   ----------
 Total Investments                99.72      344,944

 Other Assets Less
      Liabilities                  0.28          948
-----------------------------------------------------
 Net Assets                      100.00%    $345,892
=====================================================


-----------------------------------------------------
   INDUSTRY DIVERSIFICATION
-----------------------------------------------------

                                           Percent of
                                           Net Assets
-----------------------------------------------------

 Semiconductors                                22.02%

 Electronics                                   17.63

 Computers & Office Equipment                  10.59

 Plastics                                       7.20

 Banking                                        7.02

 Communications Equipment                       4.53

 Steel & Other Metals                           3.18

 Paper                                          2.07

 Textiles                                       1.93

 Transportation                                 1.73
=====================================================


--------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
The R.O.C. Taiwan Fund / June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------------------------

COMMON STOCKS-- 81.53%                                                            % of         Market Value
                                                                               Net Assets     (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
Banking-- 7.02%
--------------------------------------------------------------------------------------------------------------
   12,512,000 shs.       United World Chinese Commercial Bank ..................  3.43          $ 11,858,946
   17,338,100         *  Taipei Bank ...........................................  3.59            12,437,419
                                                                                                --------------
                                                                                                  24,296,365
Other Financials -- 0.73%
--------------------------------------------------------------------------------------------------------------
    3,000,000         *  Core Pacific Securities Co.,.. ........................  0.73             2,473,384
                                                                                                --------------
                                                                                                   2,473,384
Communications Equipment-- 4.53%
--------------------------------------------------------------------------------------------------------------
    1,875,000         *  Ichia Technology, Inc. ................................  2.25             7,790,184
    1,600,000         *  Zinwell Corp.. ........................................  2.28             7,894,053
                                                                                                --------------
                                                                                                  15,684,237
Computers & Office Equipment-- 10.59%
--------------------------------------------------------------------------------------------------------------
    2,755,000         *  Acer Inc. .. ..........................................  1.49             5,141,927
    8,500,000         *  Royal Information Electronics .........................  2.18             7,559,725
    4,555,473            Compal Electronics Inc. . .............................  3.23            11,163,925
    2,700,000         *  Delta Electronics Inc. ................................  3.69            12,751,558
                                                                                                --------------
                                                                                                  36,617,135
Electronics-- 17.63%
--------------------------------------------------------------------------------------------------------------
    2,500,000         *  Rectron Ltd. .. .......................................  0.56             1,931,317
    3,000,000         *  Baotek Industrial Materials Ltd... ....................  0.83             2,872,630
      436,080         *  Infodisc Technology Co., Ltd... .......................  1.29             4,458,751
      548,081         *  Holy Stone Enterprise Co., Ltd... .....................  1.92             6,653,541
    3,005,000         *  Uniplus Electronics Co., Ltd.. ........................  2.06             7,120,391
    6,000,000         *  Chin-Poon Industrial Co., Ltd.. .......................  3.04            10,516,749
    4,800,000         *  Silconware Precision Industries Co., Ltd. .. ..........  3.11            10,750,454
    6,667,000         *  Macronix International Co., Ltd. ... ..................  4.82            16,663,172
                                                                                                --------------
                                                                                                  60,967,005
Paper-- 2.07%
--------------------------------------------------------------------------------------------------------------
    9,009,000         *  Chung Hwa Pulp Corp.. .................................  2.07             7,164,389
                                                                                                --------------
                                                                                                   7,164,389
Plastics-- 7.20%
--------------------------------------------------------------------------------------------------------------
    5,875,543            Formosa Plastics Corp. ................................  3.20            11,061,461
    6,885,426            Nan Ya Plastics Corp.. ................................  4.00            13,856,674
                                                                                                --------------
                                                                                                  24,918,135
See accompanying notes to consolidated financial statements and accountants' review report.



The R.O.C. Taiwan Fund

                                                                                  % of         Market Value
Semiconductors-- 22.02%                                                       Net Assets       (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
    5,108,000 shs.    *  Winbond Electronics Corp... ...........................  4.27          $ 14,756,297
    8,362,500         *  Powerchip Semiconductor Corp.. ........................  4.86            16,829,233
    4,666,284         *  Taiwan Semiconductor Manufacturing Co., Ltd.. .........  6.39            22,113,654
    8,100,000         *  United Microelectronics Corp.. ........................  6.50            22,479,551
                                                                                                --------------
                                                                                                  76,178,735
Steel & Other Metals-- 3.18%
--------------------------------------------------------------------------------------------------------------
   10,000,000         *  Tung Ho Steel Enterprise Corp. .. .....................  1.52             5,290,834
    8,400,000            China Steel Corp.... ..................................  1.66             5,725,786
                                                                                                --------------
                                                                                                  11,016,620
Textiles-- 1.93%
--------------------------------------------------------------------------------------------------------------
    4,134,000         *  Nien Hsing Textile Co., Ltd.... .......................  1.93             6,669,041
                                                                                                --------------
                                                                                                   6,669,041

Transportation-- 1.73%
--------------------------------------------------------------------------------------------------------------
    2,851,200         *  Evergreen Marine Corp. (Taiwan) Ltd ...................  0.63             2,202,628
    6,909,000         *  Yang Ming Marine Transport Corp. ......................  1.10             3,789,993
                                                                                                --------------
                                                                                                   5,992,621
Others-- 2.90%
--------------------------------------------------------------------------------------------------------------
        1,749         *  Miscellaneous securities . ............................  0.00                   546
    1,543,015            Taiwan Secom Co., Ltd. ................................  0.68             2,348,981
    8,619,000         *  Merida Industry Co., Ltd. . ...........................  2.22             7,693,537
                                                                                                --------------
                                                                                                  10,043,064
                                                                                                --------------

TOTAL COMMON STOCKS (COST $268,649,225) ........................................               $ 282,020,731


See accompanying notes to consolidated financial statements and accountants' review report.



Schedule of Investments (Cont'd)

                                                                                   % of       Market Value
Commercial Paper - 18.19%                                                       Net Assets    (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
 Principal
  Amount     Issuer (Guarantor)
----------   ------------------
$ 1,622,955     Far Eastern Textile, Ltd. (Dai-Ichi Kangyo Bank)
                  4.75%, Due 07/03/00 ..........................................    0.47          $1,622,533
  4,868,865     Formosa Heavy Industries Corp. (International Bills Finance),
                  4.70%, Due 07/04/00 ..........................................    1.41           4,866,990
  1,622,955     Formosa Heavy Industries Corp. (International Bills Finance),
                  4.75%, Due 07/04/00 ..........................................    0.47           1,622,323
  3,245,910     Grand Cathay Securities Corp.  (International Bills Finance),
                  4.75%, Due 07/04/00 ..........................................    0.94           3,244,644
  9,088,548     U-NI Lines Ltd. (ANZ Grindlays Bank),
                  4.70%, Due 07/04/00 ..........................................    2.63           9,085,041
  3,245,910     E. Sun Leasing Corp. (Fubon Bank)
                  4.78%, Due 07/04/00 ..........................................    0.94           3,244,638
  1,622,955     Taiwan Acceptance Corp. (Chinatrust Bills & Finance Corp.)
                  4.75%, Due 07/04/00 ..........................................    0.47           1,622,322
  1,298,364     Yu-Ta Investment  (Taishin Bills Finance Corporation),
                  4.75%, Due 07/05/00 ..........................................    0.38           1,297,691
    649,182     Shin Loons Construction Co., Ltd.  (Entie Commercial Bank),
                  4.75%, Due 07/05/00 ..........................................    0.19             648,846
  3,245,910     CMH Co., (Bank of America),
                  4.78%, Due 07/05/00 ..........................................    0.94           3,244,219
    973,773     United Information Systems Co., Ltd. (E. Sun Bills Finance),
                  4.75%, Due 07/05/00 ..........................................    0.28             973,267
  1,622,955     By Ding Investment Corp. (International  Bills Finance),
                  4.75%, Due 07/05/00 ..........................................    0.47           1,622,111
  1,622,955     Great Wall Enterprise Co., Ltd. (Chinatrust Bills & Finance),
                  4.75%, Due 07/06/00 ..........................................    0.47           1,621,900
  1,622,955     Fu Hua Construction Corp.  (Taishin Bills Finance),
                  4.75%, Due 07/07/00 ..........................................    0.47           1,621,696
  1,622,955     Hualon Microelectronics Corp.  (International  Bills Finance),
                  4.70%, Due 07/07/00 ..........................................    0.47           1,621,704
  3,245,910     EMI Co., Ltd.  (Standard Chartered Bank),
                  4.75%, Due 07/07/00 ..........................................    0.94           3,243,379
  2,596,728     Put Development Co., Ltd.  (Taishin International Bank),
                  4.75%, Due 07/07/00 ..........................................    0.75           2,594,704


See accompanying notes to consolidated financial statements and accountants' review report.


The R.O.C. Taiwan Fund


                                                                                    % of       Market Value
Commercial Paper - 18.19%                                                        Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
   Principal
     Amount     Issuer (Guarantor)
-------------   ------------------
$ 1,622,955     Universal Construction Co., Ltd.   (Grand Commercial Bank),
                  4.80%, Due 07/10/00 ..........................................    0.47         $ 1,621,040
  1,622,955     First Securities Co., Ltd.  (Taishin Bills Finance Corporation),
                  4.80%, Due 07/10/00 ..........................................    0.47           1,621,040
  1,622,955     EVA Airways Corp. (Dah An Commercial Bank),
                  4.70%, Due 07/11/00 ..........................................    0.47           1,620,874
  3,245,910     Cheng Loong Corp. (Chinatrust Commercial Bank),
                  4.75%, Due 07/11/00 ..........................................    0.94           3,241,692
  3,895,092     China Airlines Ltd.  (Cooperative Bank of Taiwan),
                  4.75%, Due 07/12/00 ..........................................    1.12           3,889,538
  6,491,820     Masterlink Securities Co.,  Ltd.  (First Commercial Bank),
                  4.75%, Due 07/12/00 ..........................................    1.87           6,482,543
    649,182     Tatong Leasing  Co., Ltd. (Taishin International Bank),
                  4.75%, Due 07/12/00 ..........................................    0.19             648,258
                                                                                                --------------
                                                                                                  62,922,993


TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $62,922,993)                                         62,922,993
TOTAL INVESTMENTS IN SECURITIES                                                                 --------------
AT MARKET VALUE (COST $331,572,218)                                                99.72         344,943,724
OTHER ASSETS (LESS LIABILITIES)                                                     0.28             948,461
                                                                                --------        --------------
NET ASSETS                                                                        100.00        $345,892,185
                                                                                ========        ==============

See accompanying notes to consolidated financial statements and accountants' review report.



--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund/June 30,2000 (Expressed in US Dollars)(Unaudited)
--------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities at market value (Notes 2B, 3 and 6):
     Common stocks (cost-- $268,649,225) ...............................................         $282,020,73
Short-term investments (amortized cost-- $62,922,993) ..................................          62,922,993
                                                                                                --------------
                  Total investments in securities at market value
                  (cost-- $331,572,218) ................................................         344,943,724

Cash ...................................................................................           1,070,075
Dividends and interest receivable ......................................................             616,796
Other receivables ......................................................................               1,188
                                                                                                --------------
                  Total assets .........................................................         346,631,783
                                                                                                --------------

LIABILITIES

Management fee payable (Note 4) ........................................................             383,523
Custodian fee payable (Note 5) .........................................................              44,426
Accrued Republic of China taxes (Note 2G) ..............................................             124,375
Other payables .........................................................................             187,274
                                                                                                --------------
                  Total liabilities ....................................................             739,598
                                                                                                --------------
Net assets .............................................................................        $345,892,185
                                                                                                ==============
COMPONENTS OF NET ASSETS (NOTE 2)

Par value of shares of beneficial interest (Note 7) ....................................             326,990
Additional paid-in capital .............................................................         313,223,313
Accumulated net investment loss ........................................................          (1,948,022)
Accumulated realized gain on investments ...............................................          35,316,392
Unrealized appreciation on investments (Note 6) ........................................          13,371,506
Cumulative translation adjustment ......................................................         (14,397,994)
                                                                                                --------------
Net assets .............................................................................        $345,892,185
                                                                                                ==============
Net asset value per share (32,698,976 shares issued and outstanding) ...................              $10.58
                                                                                                ==============

See accompanying notes to financial consolidated statements and accountants' review report.



--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund/June 30,2000 (Expressed in US Dollars)(Unaudited)
--------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2C)

     Dividends .........................................................................         $ 1,490,374
     Interest ..........................................................................             546,169
                                                                                                --------------
                                                                                                   2,036,543

Republic of China taxes (Note 2G) ......................................................             989,817
                                                                                                --------------
                                                                                                   1,046,726
                                                                                                --------------
EXPENSES

     Management fee (Note 4) ...........................................................           2,349,506
     Custodian fee (Note 5) ............................................................             272,269
     Professional fees .................................................................             162,006
     Administrative fee ................................................................              50,000
     Trustee fees ......................................................................              58,000
     Other expenses ....................................................................              15,883
                                                                                                --------------
                                                                                                   2,907,664
                                                                                                --------------
Net investment loss ....................................................................          (1,860,938)
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 2 AND 6)

     Net realized gain (loss) on:
       investments (excluding short term investments) ..................................          41,928,096
       foreign currency transactions ...................................................              (2,310)
     Net increase (decrease) in unrealized appreciation on:
       investments (excluding short-term investments) ..................................         (34,046,090)
       translation of assets and liabilities in foreign currencies .....................           5,352,131
                                                                                                --------------
     Net realized and unrealized gain from investments and foreign
     currencies ........................................................................          13,231,827
                                                                                                --------------
Net increase in net assets resulting from operations ...................................         $11,370,889
                                                                                                ==============

See accompanying notes to consolidated financial statements and accountants' review report.




--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund/For the Six Months Ended June 30, 2000 and the Year Ended
December 31, 1999 (Expressed in US Dollars)
--------------------------------------------------------------------------------------------------------------


                                                                         Six Months Ended        Year Ended
                                                                           June 30, 2000        December 31,
                                                                            (Unaudited)            1999
                                                                           -------------       -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
     Net investment loss ................................................. $ (1,860,938)       $ (3,674,266)

     Net realized gain on investments and foreign
       currency transactions .............................................   41,925,786          19,612,738

     Net increase (decrease) in unrealized appreciation
       on investments ....................................................  (34,046,090)         64,739,562

     Net increase in unrealized appreciation on translation
       of assets and liabilities in foreign currencies ...................    5,352,131           7,495,706
                                                                           -------------       -------------
     Net increase in net assets resulting from
       operations ........................................................   11,370,889          88,173,740
                                                                           -------------       -------------

INCREASE IN NET ASSETS ...................................................   11,370,889          88,173,740

NET ASSETS, BEGINNING OF PERIOD ..........................................  334,521,296         246,347,556
                                                                           -------------       -------------
NET ASSETS, END OF PERIOD ................................................ $345,892,185        $334,521,296
                                                                           =============       =============

See accompanying notes to consolidated financial statements and accountants' review reports.



--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund (Expressed in US Dollars)
--------------------------------------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                  Years Ended December 31,
                                               June 30, 2000    --------------------------------------------
                                                (Unaudited)      1999      1998     1997      1996     1995
                                               -------------    ------    ------   ------    ------   ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period ......  $10.23        $7.53     $9.58   $11.67     $9.30    $13.12
     Net investment loss .......................   (0.06)       (0.11)    (0.11)   (0.16)    (0.12)    (0.15)
     Net realized and unrealized gain (loss) on
       investments and foreign
       currency transactions ....................   0.24         2.58     (1.73)    3.20      2.57     (3.35)
     Net increase (decrease) in unrealized
       appreciation on translation of foreign
       currencies ..............................    0.17         0.23      0.08    (1.88)    (0.08)    (0.35)
                                                   ------       ------    ------   ------    ------    ------
           Total from investment operations ....    0.35         2.70     (1.76)    1.16      2.37     (3.85)

NET EFFECT OF SHARE TRANSACTIONS ...............      --           --        --     0.09        --      0.03
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital ...................................      --           --     (0.13)      --        --        --
     Net investment income- ....................      --           --     (0.07)   (0.39)       --        --
     Net realized gain on investments ..........      --           --     (0.09)   (2.95)       --        --
                                                   ------       ------    ------   ------    ------    ------
           Total distributions*        --           --     (0.29)   (3.34)       --        --
                                                   ------       ------    ------   ------    ------    ------
NET ASSET VALUE, END OF PERIOD .................   10.58        10.23      7.53     9.58     11.67      9.30
                                                   ======       ======    ======   ======    ======    ======

PER SHARE MARKET PRICE, END OF PERIOD ..........    8.69         8.44      6.19     8.13     10.13     10.50

TOTAL INVESTMENT RETURN (%)**:
     Based on the Trust's market price .........    2.96        36.35    (20.31)   10.55     (3.52)   (11.62)
     Based on the Trust's net asset value ......    3.42        35.86    (18.42)    9.41     25.48    (29.12)
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period ('000's) ........ 345,892      334,521   246,348  313,344   394,743   314,532
     Ratio of expenses to average
       net assets (%) ..........................    1.55 +       1.81      1.77     1.51      1.75      1.98
     Ratio of net investment loss to
       average net assets (%) ..................   (0.99) +    (1.35)     (1.28)   (1.13)    (1.14)    (1.38)
     Portfolio turnover ratio (%)** ............      74          191       133      106       148        81


*    See Note 2F for information concerning the Trust's distribution policy.
**   Investment return and portfolio turnover ratio are calculated for the six months ended June 30, 2000 (not annualized) and for each of the five years ended December 31, 1999.
+    Annualized

See accompanying notes to consolidated financial statemenst and accountants' review report.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund/June 30,2000 (Unaudited)(Expressed in US Dollars)
--------------------------------------------------------------------------------


Note 1--    Organization and Acquisition of
            The Taiwan (R.O.C.) Fund
------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund.

Note 2--    Summary of Significant Accounting
            Policies
------------------------------------------------]

A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant inter-company transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued using the cost, which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method. At December 31, 1999, the Trust had a net capital loss carryforward of $2,139,614. This loss carryforward may be used to offset any future capital gains generated by the Trust and, if unused, will expire on December 31, 2006.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2000, this rate was approximately NT$30.808 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $930,000 for the six months ended June 30, 2000.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 --    Investment Considerations
------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 --    Investment Management
------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Through June 30, 2000 the Trust paid the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion. Effective
July 1, 2000, the fee paid by the Trust to the Manager has been reduced, without reduction of the services provided by the Manager, as follows: 1.35% of such NAV up to NT$6 billion, 1.15% of such NAV in excess of NT$6 billion up to NT$8 billion, .95% of such NAV in excess of NT$8 billion up to NT$10 billion, and
 .75% of such NAV in excess of NT$10 billion.

Note 5 -- Custodian
------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns 7.78% of the outstanding capital stock of IIT. Through June 30, 2000 the Trust paid CTC a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million. Effective July 1, 2000, the fee paid by the Trust to CTC has been reduced, without reduction of the services provided by CTC, as follows: .15% of such NAV up to NT$6 billion,
 .13% of such NAV in excess of NT$6 billion up to NT$8 billion, .11% of such NAV in excess of NT$8 billion up to NT$10 billion, and .09% of such NAV in excess of NT$10 billion.

Note 6 -- Investments in Securities
------------------------------------------------

Purchases and proceeds from sales, excluding bonds and short-term investments, for the six months ended June 30, 2000, included approximately $260,000,000 for stock purchases and approximately $309,000,000 for stock sales, respectively.

At June 30, 2000, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes.
At June 30, 2000, the unrealized appreciation of $13,371,505 for financial reporting purposes consists of $35,375,925 of gross unrealized appreciation and $22,004,420 of gross unreal-ized depreciation.

Note 7 -- Shares of Beneficial Interest
------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At June 30, 2000, 32,698,976 shares were outstanding.


------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1999. The Fund intends to apply for such status for succeeding accounting periods.

------------------------------------------------
Michael Ding has been the portfolio manager of the Fund since July 1999 and its President since September 1999. He had been the Fund's deputy manager since March 1999, when he was appointed senior vice president and chief investment officer at International Investment Trust Co., the Fund's investment manager. Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996.
------------------------------------------------

--------------------------------------------------------------------------------
2000 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

On June 29, 2000, the Fund held an annual meeting to:

1. Elect three trustees,

2. Ratify the appointment of KPMG LLP as the Fund's independent accountants for 2000, and

3. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Fund's shares had traded at an average discount of more than 10% to its net asset value over a 12-week-period beginning after the most recent such vote.

Proxies representing 19,096,939, or 58.40% of the 32,698,976 eligible shares outstanding, were voted. The results are shown below. The trustees of the Fund recommended that stockholders vote against the conversion proposal. The affirmative vote of a majority of the shares outstanding was required in order to pass the proposal. Of the 32,698,976 shares outstanding, less than 9% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter.

--------------------------------------------------------------------------------
                                            FOR          WITHHELD
--------------------------------------------------------------------------------

NOMINEES TO THE BOARD OF TRUSTEES

Edward P. Collins                        18,974,912      122,027

Pedro-Pablo Kuczynski                    18,967,012      129,927

Gregory Kuo-Hua Wang                     14,066,382    5,030,557


Messrs. Theodore S.S. Cheng, Daniel K. L. Chiang, David N. Laux, Alfred F. Miossi, and Robert P. Parker, whose terms did not expire in 2000, are the remaining trustees.

--------------------------------------------------------------------------------
                                             FOR          AGAINST       ABSTAIN
--------------------------------------------------------------------------------

KPMG LLP AS INDEPENDENT
ACCOUNTANTS FOR 2000                     19,024,381        7,890         64,668

--------------------------------------------------------------------------------
                                             FOR          AGAINST       ABSTAIN
--------------------------------------------------------------------------------

CONVERSION OF THE FUND FROM A CLOSED-END  2,727,187   6,454,579       2,491,987
TO AN OPEN-END INVESTMENT COMPANY

Proxies covering 7,423,186 shares, or 38.87% of the shares represented at the meeting, were not voted on this issue.

INDEPENDENT AUDITORS' REVIEW REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have reviewed the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of June 30, 2000, and the related consolidated statements of operations, changes in net assets and financial highlights for the six-month period ended June 30, 2000. These consolidated financial statements and financial highlights are the responsibility of the Trust's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited the consolidated statement of changes in net assets for the year ended December 31, 1999 and the consolidated financial highlights of The R.O.C. Taiwan Fund for each of the years in the five-year period ended December 31, 1999 and expressed an unqualified opinion on the consolidated statement of changes in net assets and financial highlights in our report dated January 19, 2000, but have not performed any auditing procedures since that date.


/s/ KPMG
-------------
KPMG



Taipei, Taiwan
July 26, 2000

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President
Edward B. Collins, Trustee and Audit Committee Member
Daniel Chiang, Trustee
Pedro-Pablo Kuczynski, Trustee and Audit Committee
     Member
David N. Laux, Trustee and Audit Committee
     Member
Alfred F. Miossi, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Gregory  Kuo-Hua Wang, Trustee
Peggy Chen, Chief Financial Officer,
     Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT, PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000


For information on the Fund, including the NAV, please call toll free 1-800-343-9567.